UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2017

TIFFANY & CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends and replaces the last sentence in Item 5.02(c) of the Current Report on Form 8-K filed by Registrant with the Securities and Exchange Commission on February 6, 2017 (the “Form 8-K”), to report compensatory arrangements entered into with Mr. Kowalski in connection with his appointment as Interim Chief Executive Officer. The remainder of Item 5.02(c) and all of the other Items in the Form 8-K remain the same.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) As previously disclosed, the Company’s Board of Directors (the “Board”) appointed Michael J. Kowalski as the Company’s Interim Chief Executive Officer, effective as of February 5, 2017.

On February 15, 2017, the Board and the Compensation Committee of the Board approved the material terms of Mr. Kowalski’s compensation arrangement as Interim Chief Executive Officer of (i) a monthly base salary of $60,078 and (ii) a special Stock Option Award with respect to 43,615 shares of Company common stock, granted on February 15, 2017, with an exercise price of $83.23 per share, which shall vest in its entirety on the first anniversary of the date of grant, subject to continued service with the Company. The Stock Option Award is also eligible to vest, in whole or in part, if Mr. Kowalski’s employment earlier terminates. The vesting terms applicable in the event of earlier termination depend on the reason for such termination and are as set forth in the Terms of Stock Option Award applicable to such grant (the “Terms of Stock Option Award”). As an executive, Mr. Kowalski is eligible to participate in certain executive benefits programs; however, unless the Board determines otherwise, he will not be eligible to participate in the Company’s 2014 Employee Incentive Plan (aside from the Stock Option Award), any cash bonus program or any Company severance program, plan or arrangement. While serving as Interim Chief Executive Officer, Mr. Kowalski will continue to serve as Chairman of the Board, but will no longer receive compensation for his service in such position.

The foregoing summary of the Terms of Stock Option Award is not complete and is qualified in its entirety by the Terms of Stock Option Award, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
Exhibit No.	Description
10.39	Terms of Stock Option Award (Transferable Non-Qualified Option) granted to Mr. Kowalski under Registrant’s 2014 Employee Incentive Plan on February 15, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2017	TIFFANY & CO.

	By:	/s/ Leigh M. Harlan
	Name:	Leigh M. Harlan
	Title:	Senior Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.39	Terms of Stock Option Award (Transferable Non-Qualified Option) granted to Mr. Kowalski under Registrant’s 2014 Employee Incentive Plan on February 15, 2017.

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